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                                                                  EXHIBIT 10.70


                              PINNACLE TOWERS INC.
                    RETENTION AND COMPLETION INCENTIVE PLAN


1. EFFECTIVE DATE, APPLICABILITY AND PURPOSE. The Pinnacle Towers Inc. Retention and Completion Incentive Plan is effective December 28, 2001, and applies to eligible employees of Pinnacle Towers Inc. and such of its affiliates as the Plan Administrator, in its sole and absolute discretion, may determine. The purpose of the Plan is to encourage eligible employees of the Company and the Affiliates to continue their employment with the Company or the Affiliates during the period of the Company's restructuring by establishing a binding written policy governing the circumstances under which Retention Bonuses and Completion Bonuses will be paid.

2.       DEFINITIONS.

         (a) "Affiliates" means such of the affiliates of the Company as the Plan Administrator, in its sole and absolute discretion, may determine.

         (b) "Base Salary" means the Covered Employee's annual base salary, including all amounts elected to be deferred that would otherwise have been paid, under any cash or deferred arrangement established by the Company or the Affiliates, but excluding bonuses, commissions, the cost of employee benefits paid for by the Company or the Affiliates, education or tuition reimbursements, imputed income arising under any Company or Affiliate group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or the Affiliates under any employee benefit plan, and similar items of compensation.

         (c) "Cause" means (i) any intentional misapplication by the Covered Employee of the Company's or an Affiliate's funds, intended to result directly or indirectly in significant gain or personal enrichment at the expense of the Company or an Affiliate, or any other act of dishonesty committed by the Covered Employee in connection with the Company's or an Affiliate's business; (ii) the Covered Employee's conviction of a crime involving moral turpitude; (iii) the Covered Employee's non-performance or non-observance in any material respect of any requirement with respect to the Covered Employee's employment; or (iv) any other action by the Covered Employee involving willful and deliberate malfeasance or negligence in the performance of the Covered Employee's duties; provided that "Cause" may be otherwise defined for purposes of any Retention Bonus or Completion Bonus of any Covered Employee in the written notification provided to the Covered Employee in accordance with Section 3 of the Plan.

         (d)      "Company" means Pinnacle Towers Inc.

         (e) "Completion Bonus" means a bonus described in Section 5 of the Plan.


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         (f)      "Completion Bonus Term" means the period beginning on January
7, 2002, and ending on the Restructuring Completion Date.

         (g) "Covered Employee" means an employee listed on Appendix A of the Plan.

         (h) "Disability" means "disability" as defined in the Company's or Affiliate's long term disability plan or policy.

         (i)      "Effective Date" means December 28, 2001.

         (j) "Plan" means this Pinnacle Towers Inc. Retention and Completion Incentive Plan.

         (k) "Plan Administrator" means the Compensation Committee of the Board of Directors of Pinnacle Towers Inc.

         (l) "Restructuring Completion Date" means the earliest to occur of: (i) the date on which the restructuring of the Company's indebtedness is completed, as determined by the Plan Administrator in its sole and absolute discretion; (ii) the date on which a successful recapitalization of the Company is completed, as determined by the Plan Administrator in its sole and absolute discretion; (iii) the date on which the first distribution is made pursuant to a bankruptcy court-approved plan of reorganization of the Company or its parent company; or (iv) the date on which the Company pays to Gordian Group, L.P., or another provider of financial advisory services, a transaction fee based upon the consummation of a restructuring of the Company's indebtedness or a material portion of the Company's obligations, raising new or replacement capital for the Company, an investment in the Company or any merger, consolidation, reorganization, recapitalization, joint venture or other business combination or sale of substantially all or a material portion of the assets or outstanding securities of the company, or the acquisition of substantially all or a material portion of the assets or outstanding securities of another entity, in one or a series of transactions.

         (m) "Retention Bonus" means a bonus described in Section 4 of the Plan.

         (n) "Retention Bonus Payment Dates" mean May 7, 2002, September 7, 2002, and January 7, 2003.

         (o) "Retention Bonus Term" means the period beginning on January 7, 2002, and ending on January 7, 2003.

3. ELIGIBILITY. Subject to Section 7(b) of the Plan, the Covered Employees are eligible to participate in the Plan. Subject to Section 7(b), each Covered Employee shall receive written notification of participation in the Plan as soon as practicable after the Effective Date or, if later, the date on which the Covered Employee is designated as a Covered Employee in accordance with Section 7(b) of the Plan.


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4.       AMOUNT AND PAYMENT OF RETENTION BONUS.

         (a) Subject to Section 4(d) of the Plan, a Covered Employee shall receive a Retention Bonus consisting of cash payments equal in the aggregate to the Retention Bonus Applicable Percentage (as defined below) of such Covered Employee's Base Salary as of the first day of the Retention Bonus Term, provided such Covered Employee remains a full-time employee of the Company or an Affiliate during the Retention Bonus Term.

         (b) The Retention Bonus Applicable Percentages for the tiers of Covered Employees are:

                  TIER                     APPLICABLE PERCENTAGE
                  ----                     ---------------------
                    I                             100%
                   II                              85%
                   III                             75%
                   IV                              50%
                    V                              25%

         (c) Subject to Section 4(d) and Section 7(b) of the Plan, the Retention Bonuses shall be paid to the Covered Employees in three equal installments on or as soon as administratively practicable following the Retention Bonus Payment Dates; provided, however, that if the Restructuring Completion Date occurs prior to the end of the Retention Bonus Term, the unpaid portions of the Retention Bonuses shall be paid to the Covered Employees on or as soon as administratively practicable following the Restructuring Completion Date.

         (d) If, prior to the end of the Retention Bonus Term, (i) a Covered Employee voluntarily terminates employment with the Company or an Affiliate, (ii) a Covered Employee's employment with the Company or an Affiliate is terminated because of death or disability, (iii) a Covered Employee's employment is terminated by the Company or an Affiliate for Cause, or (iv) the employment of a Covered Employee who is a party to an Executive Severance Compensation Agreement with the Company or an Affiliate is terminated by the Company or an Affiliate without Cause, such Covered Employee, or such Covered Employee's beneficiary in the event of such Covered Employee's death, shall not be entitled to receive Retention Bonus installment payments on the remaining Retention Bonus Payment Dates or, if applicable under Section 4(c) of the Plan, on the Restructuring Completion Date. Subject to Section 7(b) of the Plan, if the employment of a Covered Employee other than a Covered Employee who is a party to an Executive Severance Compensation Agreement with the Company or an Affiliate is terminated by the Company or an Affiliate without Cause prior to the end of the Retention Bonus Term, such Covered Employee shall be entitled to receive the Retention Bonus installment payments on the remaining Retention Bonus Payment Dates or, if applicable under Section 4(c) of the Plan, on the Restructuring Completion Date.


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5.       AMOUNT AND PAYMENT OF COMPLETION BONUS.

         (a) Subject to Section 5(d) and Section 7(b) of the Plan, a Covered Employee shall receive a Completion Bonus consisting of a cash payments equal to the Completion Bonus Applicable Percentage (as defined below) of such Covered Employee's Base Salary as of the first day of the Completion Bonus Term, provided such Covered Employee remains a full-time employee of the Company or an Affiliate during the Completion Bonus Term.

         (b) The Completion Bonus Applicable Percentages for the tiers of Covered Employees are:

                  TIER                     APPLICABLE PERCENTAGE
                  ----                     ---------------------
                    I                              100%
                   II                               85%
                   III                              75%
                   IV                               50%
                    V                               25%

         (c) Subject to Section 5(d) and Section 7(b) of the Plan, the Completion Bonuses shall be paid to the Covered Employees on or as soon as administratively practicable following the end of the Completion Bonus Term.

         (d) If a Covered Employee is not a full-time employee of the Company or an Affiliate or a successor of the Company or an Affiliate on the last day of the Completion Bonus Term, such Covered Employee, or such Covered Employee's beneficiary in the event of such Covered Employee's death, shall not be entitled to receive a Completion Bonus unless the employment of such Covered Employee was terminated by the Company or an Affiliate without Cause within six weeks prior to the last day of the Completion Bonus Term.

6.       GENERAL PROVISIONS.

         (a) The Plan shall be unfunded and all benefits under the Plan shall be paid by the Company from the general assets of the Company.

         (b) Payments under the Plan are subject to federal, state and local income tax withholding and all other applicable federal, state and local taxes. The Company shall withhold, or cause to be withheld, from any payments made hereunder all applicable federal, state and local withholding taxes and may require the recipient to file any certificate or other form in connection therewith.

         (c) Nothing contained herein shall give any Covered Employee the right to be retained in the employment of the Company or an Affiliate or any successor, or affect the Company's or an Affiliate's right to dismiss any Covered Employee at will.


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         (d)      The Plan is not a term or condition of any Covered Employee's employment and no Covered Employee shall have any legal right to payments hereunder except to the extent all conditions relating to the receipt of such payments have been satisfied in accordance with the terms of the Plan.

         (e) A Covered Employee entitled to a Retention Bonus or Completion Bonus may not assign, transfer or in any other way alienate the benefit, nor shall any Retention Bonus or Completion Bonus be subject to garnishment, attachment, execution or levy of any kind.

7.       ADMINISTRATION.

         (a) The Plan Administrator shall administer the Plan. Except as provided by Section 7(b) of the Plan, the Plan Administrator is authorized, in its sole and absolute discretion, to select the Covered Employees and to assign the Covered Employees to the various tiers established with respect to the Plan.

         (b) The Chief Executive Officer of the Company is authorized, in his sole and absolute discretion, to:

                  (i) Designate Covered Employees who will not be entitled to receive either a Retention Bonus or a Completion Bonus;

                  (ii) Designate as a Covered Employee any new employee who is hired by the Company after the Effective Date or any existing employee who is promoted to a new position with the Company or an Affiliate after the Effective Date;

                  (iii) Modify the tier assignment of any Covered Employee who is promoted to a new position with the Company or an Affiliate after the Effective Date.

The Chief Executive Officer of the Company shall provide to the Plan Administrator written notification of each exercise of the authority granted to him by this Section 7(b) as soon as administratively practicable after such exercise.

         (c) Subject to the express provisions of the Plan, the Plan Administrator is authorized, in its sole and absolute discretion, to interpret the Plan (including any vague or ambiguous provisions) and to make all other determinations deemed necessary or advisable for the administration of the Plan. All determinations and interpretations of the Plan Administrator shall be final, binding and conclusive as to all persons.

         (d) Neither the Plan Administrator nor any employee, officer or director of the Company shall be personally liable by reason of any action taken with respect to the Plan for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer or director of the Company, including the Plan Administrator, to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any reasonable cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors of the

Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud, bad faith or gross negligence.

8. APPLICABLE LAW. The Plan and all action taken under it shall be governed as to validity, construction, interpretation and administration by the laws of the State of Delaware and applicable federal law.

9. AMENDMENT OR TERMINATION. Subject to Section 7(b) of the Plan, the Board of Directors of the Company, in its sole and absolute discretion, may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that unless the written consent of a Covered Employee is obtained, no such amendment or termination shall adversely affect the rights of such Covered Employee.


                                    PINNACLE TOWERS INC.


                                    By:
                                       ----------------------------------------


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                                   APPENDIX A

Subject to Section 7(b) of the Plan, the employees who are eligible to receive a Retention Bonus and a Completion Bonus in accordance with the provisions of the Plan are:

   TIER I                TIER II                  TIER III                        TIER IV                          TIER V

Steven Day             Bill Freeman             Ben Gaboury                     Michael Ball                    Maria Anders
                                                Gary Mattox                     Camille Blommer                 Jeff Bane
                                                Michael Millard                 Mike Kerwick                    Carolyn Black
                                                Decker Todd                     Ron Lipham                      Jim Bokish
                                                                                Steve Smith                     Wendy Cruz
                                                                                                                Ted Denman
                                                                                                                Darren Dickerson
                                                                                                                Tom Dodson
                                                                                                                Elaine Evans
                                                                                                                Joe Furmanek
                                                                                                                Meaghan Green
                                                                                                                Theresa Hartman
                                                                                                                Michelle Hilton
                                                                                                                Chris Jackson
                                                                                                                Alida Lyons
                                                                                                                John Martin
                                                                                                                Debbie Miller
                                                                                                                Livinia Miller
                                                                                                                Sandy Moore
                                                                                                                Larry Paine
                                                                                                                Jerry Piersal
                                                                                                                Jennifer Ripo
                                                                                                                Derek Sachs
                                                                                                                Christine Shirley
                                                                                                                Cheryl Smith
                                                                                                                Tom Smith
                                                                                                                Patrick Taylor
                                                                                                                Trey Weeks
                                                                                                                Rhonda Wilcox
                                                                                                                George Williams
                                                                                                                John Zanone